FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                        September 9, 2002 (July 1, 2002)

                      Community First Financial Corporation
             (Exact name of registrant as specified in its charter)

           Virginia                   ___________                 81-0556879
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

         1646 Graves Mill Road, Lynchburg, VA              24502
       (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (434) 386-6300

                                      None
         (Former name or former address, if changed since last report.)

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Item 1.  Changes in Control of Registrant.

Effective July 1, 2002, following appropriate notification to the Federal Reserve Bank pursuant to Section 225.17 of Regulation Y and filing with the Virginia Bureau of Financial Institutions, Community First Financial Corporation ("CFFC") assumed control of Community First Bank, the Registrant, in connection with the formation of a one-bank holding company. As a result of the transaction, CFFC now owns 100 percent of the outstanding shares of Community First Bank, having assumed control from the stockholders of the bank. The consideration furnished to such stockholders was shares of common stock of CFFC, on the basis of one share of new holding company stock for each share of bank stock held. Thus each former stockholder of the bank now owns the identical number of shares of CFFC common stock.

The common stock of the Registrant is deemed registered under Section 12 (g) of the Securities Exchange Act of 1934.

Item 7(a):  Financial Statements of Business Acquired
         Financial statements for Community First Bank are filed with this report as
         Exhibit 99.1 as follows:

                  Independent Auditors Report                                                          F-1

                  Balance Sheets as of December 31, 2001 and 2000                                      F-2

                  Statements of Operations for the years ended
                    December 31, 2001, 2000 and 1999                                                   F-3

                  Statements of Changes in Stockholders Equity for
                    the years ended December 31, 2001, 2000 and 1999                                   F-4

                  Statements of Cash Flows for the years ended
                    December 31, 2001, 2000 and 1999                                                   F-5

                  Notes to Financial Statements                                                        F-6

                  Balance Sheet as of June 30, 2002 (unaudited)                                        F-21

                  Statements of Operations for the three months ended
                    June 30, 2002 and 2001 (unaudited)                                                 F-22

                  Statements of Operations for the six months ended
                    June 30, 2002 and 2001 (unaudited)                                                 F-23

                  Statements of Changes in Stockholders Equity for the
                    six months ended June 30, 2002 and 2001 (unaudited)                                F-24

                  Statements of Cash Flows for the six months ended
                    June 30, 2002 and 2001 (unaudited)                                                 F-25

                  Noted to Financial Statements (unaudited)                                            F-26

Item 7(b):  Pro Forma Financial Information

         The pro forma condensed financial statements for CFFC are included as Exhibit
         99.2 as follows:

                  Pro Forma Condensed Balance Sheet as of
                    June 30, 2002 (unaudited)                                                          F-29

                  Pro Forma Condensed Statement of Operations for the
                    year ended December 31, 2001 (unaudited)                                           F-30

                  Pro Forma Condensed Statement of Operations for the
                    six months ended June 30, 2002 (unaudited)                                         F-31

                  Notes to Pro Forma Condensed Financial Statements (unaudited)                        F-32
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 Date:  September 9, 2002                COMMUNITY FIRST FINANCIAL CORPORATION
                                             (Registrant)



                                         By /s/ John  L. Wynne
                                           ------------------------------
                                           John  L. Wynne, President


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                      COMMUNITY FIRST FINANCIAL CORPORATION


                             EXHIBITS TO FORM 8-K/A


Exhibit No.        Exhibit Description
-----------        -------------------

   2.              Agreement and Plan of Share Exchange*

   4.              Articles of Incorporation*

  99.1             Financial Statements

  99.2             Proforma Financial Statements


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*Previously filed.